Anthem-Cigna:
A Compelling
Combination
Joseph Swedish
President and Chief Executive Officer
Wayne DeVeydt
Executive Vice President and Chief Financial Officer
Doug Simpson
Vice President, Investor Relations
Filed by Anthem, Inc.
(Commission File No. 001-16751) pursuant
to Rule 425 under the Securities Act of
1933 and deemed filed pursuant to
Rule 14a-12 under the Securities Exchange
Act of 1934
Subject Company: Cigna Corporation
Commission File No. 001-08323
Exhibit 99.2

Safe Harbor Statement (1 of 2)
Safe Harbor Statement Under The Private Securities Litigation Reform Act of 1995:
This document contains certain forward-looking information about us that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not generally historical facts. Words such as “expect(s),” “feel(s),” “believe(s),”
“will,” “may,” “anticipate(s),” “intend,” “estimate,” “project” and similar expressions are intended to identify forward-
looking statements, which generally are not historical in nature. These statements include, but are not limited to, statements regarding our offer to acquire Cigna Corporation (“Cigna”), our financing of the proposed transaction, its expected future performance (including expected results of operations and financial guidance), the combined company’s future financial condition, operating results, strategy and plans, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in our public filings with the U.S. Securities and Exchange Commission, or SEC; those relating to our proposal to acquire Cigna, as detailed from time to time in our and/or Cigna’s filings with the SEC; increased government participation in, or regulation or taxation of health benefits and managed care operations, including, but not limited to, the impact of the Patient
Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, or Health Care
Reform; trends in health care costs and utilization rates; our ability to secure sufficient premium rates including regulatory approval for and implementation of such rates; our participation in the federal and state health insurance exchanges under Health Care Reform, which have experienced and continue to experience challenges due to implementation of initial and phased-in provisions of Health Care Reform, and which entail uncertainties associated with the mix and volume of business, particularly in our Individual and Small Group markets, that could negatively impact the adequacy of our premium rates and which may not be sufficiently offset by the risk apportionment provisions of Health Care Reform; our ability to contract with providers consistent with past practice; competitor pricing below market trends of increasing costs; reduced enrollment, as well as a negative change in our health care product mix; risks and uncertainties regarding Medicare and Medicaid programs, including those related to non-
compliance with the complex regulations imposed thereon and funding risks with respect to revenue received from participation therein; a downgrade in our financial strength ratings; litigation and investigations targeted at our industry and our ability to resolve litigation and investigations within estimates; medical malpractice or professional liability claims or other risks related to health care services provided by our subsidiaries; our ability to …

Safe Harbor Statement (2 of 2)
Safe Harbor Statement Under The Private Securities Litigation Reform Act of 1995 Continued:
… repurchase shares of our common stock and pay dividends on our common stock due to the adequacy of our cash flow and earnings and other considerations; non-compliance by any party with the Express Scripts, Inc. pharmacy benefit management services agreement, which could result in financial penalties, our inability to meet customer demands, and sanctions imposed by governmental entities, including the Centers for Medicare and Medicaid Services;
events that result in negative publicity for us or the health benefits industry; failure to effectively maintain and modernize our information systems and e-business organization and to maintain good relationships with third party vendors for information system resources; events that may negatively affect our licenses with the Blue Cross and Blue
Shield Association; possible impairment of the value of our intangible assets if future results do not adequately support goodwill and other intangible assets; intense competition to attract and retain employees; unauthorized disclosure of member or employee sensitive or confidential information, including the impact and outcome of investigations, inquiries, claims and litigation related to the cyber attack we reported in February 2015; changes in the economic and market conditions, as well as regulations that may negatively affect our investment portfolios and liquidity; possible restrictions in the payment of dividends by our subsidiaries and increases in required minimum levels of capital and the potential negative effect from our substantial amount of outstanding indebtedness; general risks associated with mergers and acquisitions; various laws and provisions in our governing documents that may prevent or discourage takeovers and business combinations; future public health epidemics and catastrophes; and general economic downturns. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this communication are set forth in other reports or documents that we may file from time to time with the
SEC, and include, but are not limited to: (i) the ultimate outcome of any possible transaction between us and Cigna, including the possibilities that Cigna will reject a transaction with us, (ii) the ultimate outcome and results of integrating the operations of us and Cigna if a transaction is consummated, (iii) the ability to obtain regulatory approvals and meet other closing conditions to any possible transaction, including the necessary shareholder and stockholder approvals, and (iv) the risks and uncertainties detailed by Cigna with respect to its business as described in its reports and documents filed with the SEC. All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Except to the extent otherwise required by federal securities law, we do not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in our SEC reports.

Non-GAAP Measures
Non-GAAP Measures:
This presentation includes certain non-GAAP financial measures. These non-GAAP measures may be different from non-GAAP financial measures used by other companies. The presentation of this financial information, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation of, or as a substitute for, the financial information prepared and presented in accordance with GAAP. This data should be read in conjunction with previously published company reports on Forms 10-K, 10-Q and 8-K. We refer you to the
Appendix of these presentation materials for reconciliations to the most directly comparable GAAP financial measures and related information.

Additional Information:
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to
a proposal which Anthem, Inc. (“Anthem”) has made for a business combination transaction with Cigna Corporation (“Cigna”). In furtherance of this proposal and subject to future developments, Anthem (and, if a negotiated transaction is agreed, Cigna) may file one or more registration statements, proxy statements, tender offer statements or other documents with the U.S. Securities and
Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Anthem and/or Cigna may file with the SEC in connection with the proposed transaction.
Investors and security holders of Anthem and Cigna are urged to read the proxy statement(s), registration statement, tender offer statement, prospectus and other documents filed with the SEC carefully in their entirety if and when they become available as they
will contain important information about the proposed transaction. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of Cigna and/or Anthem, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Anthem through the web site maintained by the SEC at http://www.sec.gov.
Participants in Solicitation:
Anthem and/or Cigna and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about
Anthem’s
executive
officers
and
directors
in
Anthem’s
definitive
proxy
statement
filed
with
the
SEC
on
April
1,
2015.
You
can
find
information
about
Cigna’s
executive
officers
and
directors
in
Cigna’s
definitive
proxy
statement
filed
with
the
SEC
on
March
13,
2015.
Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. You may obtain free copies of these documents using the sources indicated above.
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of
securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.
Additional Information and
Participants in Solicitation

Proposed Transaction Summary
*As of May 28, 2015, the last unaffected Cigna closing stock price
•
$184
per
share
in
the
form
of
68.6%
funded
through
cash
and
31.4% funded through Anthem stock
Consideration
•
35.4%
premium to Cigna’s unaffected stock price*
Premium
•
ANTM
shareholders
to
own
~76.3%
and
Cigna
shareholders
to
own
~23.7%
of
the
combined
company
Ownership
•
Financed
through
cash
on
hand,
debt
issuance
and
new
equity issuance
•
Pro
forma
debt-to-cap
of
approximately
50%
at
closing
projected
to
decline to low-to-mid 40% area two years post-close
•
Committed to retaining investment grade debt ratings
Financing
•
Shareholder
vote
required
for
both
companies
•
Regulatory
approvals
including
Hart-Scott-Rodino,
state
departments of insurance and other regulators
•
Anticipated closing by end of 2016
Approvals

Leading Positions in Growth Markets

Source: Company Filings.
Note: Medical membership data as of 1Q 2015. Revenue projection based on the most recent 2015 outlook publicly reported by both companies.
+
38.5M
Members
53.2M
Members
Combined Company Generates Over $115 Billion in Revenue
Leading Position
•
Commercial Risk
•
Commercial ASO
•
Government
•
Individual
•
Specialty
•
International
Commercial-
Risk
17%
ASO
61%
Medicare
4%
Medicaid
14%
FGS
4%
Commercial-
Risk
15%
ASO
66%
Medicare
4%
Medicaid
11%
FGS
3%
International
1%

Innovative Solutions Driving
Affordability & Choice
•
National scale drives administrative efficiency
•
Local focus advances cost of care position
•
Technology centric investments across
industry’s largest base of membership
•
Leadership position in advancing provider
collaboration and new payment models
•
Comprehensive product offerings
•
Serving employer-sponsored, individual,
state and federal government and
international customers
•
Breadth of served segments addresses
evolving needs of consumers over their
lifetime
•
Opportunity to offer an increasingly broad
range of Specialty products
Affordability
Choice

Combination of Complementary Businesses
Anthem
•
Local focus
•
A leading Commercial franchise
•
Strong Public Exchange execution
•
A leading Medicaid franchise
•
A leading Medicare Supplement and
improving Medicare Advantage
business
•
Well-positioned for Dual Eligible
opportunity
Cigna
•
Strong National Accounts platform
•
Middle Market ASO/Stop Loss
Solutions
•
A leading Specialty capability
(Dental, Vision, Behavioral Health)
•
Effective Wellness programs
•
Medicare market position and
physician-centric model
•
A leading International business
National Scale

>$115
billion
Three Pillars to Benefit Combined Entity
Note: Revenue projection based on the most recent 2015 outlook publicly reported by both companies.
2015 Revenue Estimate
Provider
Collaboration
Managing
Total Cost of
Care
Consumer
Centricity
~$78.5
billion

Affordability
and Choice

Three Pillars to Benefit Combined Entity
•
Enhanced local presence in key
geographies
•
HealthSpring
physician-centric
model very consistent with
Anthem’s Enhanced Personal
Health Care program
•
Increased breadth of
customer-facing solutions
•
Leverage data analytics /
information technology
investments
•
National scale drives
administrative expense efficiency
•
Cost of care efforts spread across
a broader membership base
Provider
Collaboration
Managing Total
Cost of Care
Consumer
Centricity

Compelling Financial Rationale
Synergies
•
Confidence in ability to
capture run-rate synergies
approaching $2 billion
pre-tax within two years
post-close
•
Expected PBM synergies
have not been included in
assumptions
Balance sheet
•
Expect to maintain dividend
payout ratio policy
•
Pro forma debt to cap of 50%
at closing with intent to
steadily de-lever over next
24 months to low-to-mid
40% range
•
Committed to retaining
investment grade debt
ratings
Adjusted EPS
•
Greater than 10%
accretive to Adjusted
earnings per share in first
year post-close
•
Accretion  more than
doubles in year two
* Assumes the transaction closes on 12/31/2016
$17.00+ Adjusted Earnings per Share in 2018*

Membership Scale Supports Cost Efficiencies
Source: Company filings.
53,191
45,765
38,537
23,670
14,654
9,800
6,006
4,402
2,733
United*
Aetna
Humana
HealthNet
Centene
WellCare
(membership in 000s)
+
* United medical membership includes 4,160 International members

Identifiable and Achievable Synergies
•
Administrative structure
•
Operational efficiencies
•
Network efficiencies and medical management
•
Leverage Cigna Specialty capabilities across Anthem
•
Unique capabilities to serve growing Dual Eligible
population
•
Expected PBM synergies have not been included
One-time implementation costs estimated to be ~$600 million spread over two years
Precedent transactions comfortably affirm
a synergy level approaching $2 billion
Confidence in ability
to achieve annual
synergies
approaching
$2 billion

$14.00
$9.90
$3.00 +
$17.00 +
2015
2018*
Value Creation for Both Sets of Shareholders
+
Adjusted Earnings per Share
Greater than
+
•
No change to Anthem’s
2015 Adjusted EPS outlook
of “greater than $9.90”*
•
Strong growth from
Medicaid, Individual /
Exchange, Medicare
Advantage, Dual Eligible,
and Specialty
•
Confidence in ability to
achieve synergies
approaching $2 billion by
year 2
$17.00+ Adjusted Earnings per Share in 2018*

Assumes the transaction closes on 12/31/2016 .
* 2015 Adjusted EPS guidance excludes greater than $0.43 per share of net unfavorable items. See appendix for the GAAP reconciliation table.
•
c

A Clearly Defined Financing Plan
($ in billions)
Available cash
$6
New bank debt and
unsecured notes
$23
Equity issuance to Cigna
shareholders
$15
Total
$49
Equity / equity-linked
issuance to market
(pre-closing)
$5
Financing considerations
Anticipated financing sources
•
Highly confident in ability to obtain
bridge financing
•
Permanent financing anticipated to
include combination of bank debt,
unsecured notes and equity / equity-
linked sold to market (pre-closing)
•
Pro forma debt-to-cap at close would
be approximately 50%
•
Committed to de-levering over 2-year
period post-close
•
Committed to retaining investment
grade debt ratings

Continues Anthem and Cigna’s Strong
Track Record of Value Creation
Source:
FactSet
data as of 5/28/15
Note: Share price performance as of Joe Swedish start date as Anthem CEO
Anthem
156%
Cigna
121%
•
Anthem’s management team has established track record of execution in this dynamic environment
•
Industry leading execution on Public Exchanges
•
Successfully integrated Amerigroup
and Medicaid platform continues to outperform
Anthem Management team delivers on promises

300%
250%
200%
150%
100%
03/13
07/13
10/13
01/14
04/14
08/14
11/14
02/15

•
Cigna shareholders to participate in significant upside of combined company
•
Approaching $2 billion of annual run-rate synergies + potential upside from PBM optionality
•
Anthem’s industry leading capital deployment track record
Compelling Transaction for
Cigna Shareholders
Unaffected Price on 5/28/15: $135.87
Offer Price: $184.00
10-day Trading Average as of 5/28/15: $133.82
Median WS Target Price: $145.00
35.4%
Premium
26.9%
Premium
37.5%
Premium
Source: Bloomberg
Opportunity to participate in the significantly
enhanced value of the combined company

$160
$140
$120
$100
$80
05/14
07/14
09/14
10/14
12/14
02/15
03/15
05/15
Cigna

Consideration Mix
and Value Creation
Given stock component,
Cigna shareholders
will share in
the synergy value
Total consideration at close
Cash consideration at close
Stock consideration at close
$184.00 per share
$126.22 per share
$57.78 per share

Anthem is Committed to the Transaction
•
Both Anthem and Cigna have devoted substantial time and effort to understanding the merits of a transaction over a significant period of time
•
Anthem has made good faith efforts to engage in valuation and governance discussions with Cigna
Delivered initial written proposal to Cigna on June 3rd
Reaffirmed commitment and raised proposal on June 10th, 16th and again on June 18th
•
Anthem’s proposal delivers compelling value to Cigna shareholders and has the full support of Anthem’s executive leadership team and Board
•
Anthem is fully prepared to proceed immediately to finalize due diligence and merger agreement negotiations
•
Successful integration should be highly achievable in a straight-forward manner

–
–

Next Steps

Anthem encourages Cigna's board to accept Anthem's
June 20 proposal
Finalize due diligence
Anthem Board unanimously supports the proposed
transaction
Anthem and its advisors are highly confident in the ability
to finance and consummate the proposed transaction
Anthem is committed to a combination with Cigna

*Estimated based on projections as of 4/29/15.
Full Year 2015
Outlook*
Net income per diluted share
Greater than
$9.47
Add / (Subtract) -
net of related tax effects:
($0.11)
$0.03
$0.01
Greater than $0.50
Net adjustment items
Greater than $0.43
Adjusted net income per diluted share
Greater than
$9.90
GAAP Reconciliation

We have referenced "Adjusted Net Income Per Diluted Share" (or “Adjusted EPS”), a non-GAAP measure, in this document.  This non-
GAAP measure is intended to aid investors and analysts when comparing our financial results among periods. Management also uses this measure as a basis for evaluating performance, allocating resources, forecasting future operating periods and setting incentive compensation targets.  A reconciliation of this measure to the most directly comparable measure calculated in accordance with GAAP is presented below.  For additional details, refer to our earnings results press releases and SEC filings, including but not limited to our
Annual Report on Form 10-K for the year ended December 31, 2014, and our Quarterly Report on Form 10-Q for the three months ended March 31, 2015, available at www.antheminc.com.
Net realized gains on investments
Amortization of other intangible assets
Other-than-temporary impairment losses on investments
Loss on extinguishment of debt